UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): DECEMBER 6, 1999
                                                         ----------------

                      DIGITAL COMMERCE INTERNATIONAL, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-011228                  02-0337028
         --------                      --------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)



       815 HORNBY STREET, SUITE 404, VANCOUVER, BRITISH COLUMBIA, V67 2E6
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (604) 899-0411
                                                           --------------


                      SYSTEMS ASSURANCE CORPORATION
                      -----------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         In December 6, 1999, the Board of Directors of the Company authorized the engagement of Grant Thornton, LLP ("GT") as the Company's auditor for the 1999 fiscal year. This decision to change accountants was prompted by the ability of GT to provide audit services for the Company on an international scale as the operations of the Company are expected to expand. GT entered into an engagement letter with the Company on December 7, 1999 and concurrently with that engagement, the Company, at the direction of the Audit Committee, "dismissed" Crouch Bierwolf & Chisholm, P.C. ("Crouch Bierwolf"), which had served as the Company's independent accountants since 1998, as its auditor within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission.

         (a)      PREVIOUS INDEPENDENT ACCOUNTANTS.
                  --------------------------------
                  (i)  On  December  6,  1999,  the  Company   dismissed  Crouch
Bierwolf, which served as the Company's independent accountants since 1998, and engaged GT as its new independent accountants for the 1999 fiscal year.

                  (ii) The reports of Crouch Bierwolf on the financial statements for the past fiscal year of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audit for the most recent fiscal year and through December 6, 1999, there were no disagreements with Crouch
Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crouch Bierwolf would have caused Crouch Bierwolf to make reference thereto in their report on the financial statements for such year.

                  (v) During the most recent fiscal year and through December 6, 1999, there were no reportable events as that term is defined in Item 304
(a)(1)(v)of Regulation S-K. (vi) The Company has requested that Crouch Bierwolf furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 24, 1999, is filed as Exhibit 1 of this Form 8-K.

         (b) NEW INDEPENDENT ACCOUNTANTS. As stated above, the Company engaged GT as its new independent accountants as of December 7, 1999. Such engagement was authorized by the Company's Board of Directors on December 6, 1999. During the most recent fiscal year and through December 6, 1999, the Company has not consulted with GT regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that GT concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

          (a)     FINANCIAL STATEMENTS. N/A

          (b)     PRO FORMA FINANCIAL INFORMATION. N/A

          (c)     EXHIBITS.

                  (i) Letter issued by Crouch Bierwolf & Chisholm, dated December 24, 1999.


                                       Digital Commerce International, Inc.


                                       By: /S/ MICHAEL KANG
                                          --------------------------------------
                                           Michael Kang, Chief Executive Officer
                                           January 6, 2000